SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2004

PILGRIM’S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 9.	Regulation FD Disclosure

This report amends the Current Report on Form 8-K filed by Pilgrim's Pride Corporation ("Pilgrim's Pride") earlier today that attaches as Exhibit 99.1 thereto an overview of Pilgrim's Pride Corporation to be referenced in its conference call of July 26, 2004. The overview attached hereto as Exhibit 99.1 replaces in its entirety the overview filed earlier today as the version previously filed inadvertently contained certain errors.

Attached hereto as Exhibit 99.1 is an overview of Pilgrim's Pride Corporation to be referenced in the conference call of July 26, 2004.

Exhibit Number	Description

99.1	Overview of Pilgrim's Pride Corporation to be referenced in the conference call of July 26, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: July 26, 2004.

By:	/s/ Richard A. Cogdill

Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Overview of Pilgrim’s Pride Corporation to be referenced in the conference call of July 26, 2004.